                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2                              Exhibit 99.1
--------------------------------------------------------------------------------




                                 MLMI 2003-WMC2
                         PRELIMINARY COLLATERAL TABLES






FEBRUARY 5, 2003


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

                              MERRILL LYNCH & CO.
                            WMC MORTGAGE CORPORATION
                             PRELIMINARY COLLATERAL
                                  ALL RECORDS
                                 4,973 RECORDS
                              BALANCE: 810,247,431

--------------------------------------------------------------------------------

SELECTION CRITERIA: ALL RECORDS

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                   : 4,973
Aggregate outstanding principal balance:                           : $810,247,431
Number of loans with prepayment penalties at origination:          : 4,160
Weighted average prepayment penalty term at origination for loans: :
with prepayment penalties (in months):                             : 27

                                                                   : Average or
                                                                   : Weighted Average     : Range
Outstanding principal balance(1):                                  : $162,929             : $13,900.00 to $880,000.00
Original principal balance(1):                                     : $162,999             : $13,900.00 to $880,000.00
Current mortgage rates(2):                                         : 7.836%               : 5.000% to 13.990%
Original loan-to-value ratio(2):                                   : 83.05%               : 17.00% to 100.00%
Stated remaining term to maturity (in months)(2):                  : 343                  : 120 months to 360 months
Credit Score(2):                                                   : 640                  : 500 to 812
Maximum mortgage rates(2)(3):                                      : 14.051%              : 8.170% to 18.990%
Minimum mortgage rates(2)(3):                                      : 7.554%               : 3.500% to 14.670%
Gross Margin(2)(3):                                                : 6.110%               : 2.500% to 9.500%
Initial Rate Cap(2)(3):                                            : 1.806%               : 1.000% to 5.000%
Periodic Rate Cap(2)(3):                                           : 1.004%               : 1.000% to 6.500%
Months to Roll(2)(3):                                              : 29                   : 3 to 60


----------
(1) Indicates average.
(2) Indicates weighted average.
(3) Adjustable Rate Mortgage Loans only.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

2. RANGE OF MORTGAGE RATES

                              NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MORTGAGE RATES     MORTGAGE LOANS     BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------     --------------     -------------------    -------------
6.500% or less                         464            $117,524,541           14.50%
6.501% to 7.000%                       655             149,667,592            18.47
7.001% to 7.500%                       663             141,124,495            17.42
7.501% to 8.000%                       757             144,369,891            17.82
8.001% to 8.500%                       452              78,299,681             9.66
8.501% to 9.000%                       527              77,627,555             9.58
9.001% to 9.500%                       218              26,385,993             3.26
9.501% to 10.000%                      236              20,569,810             2.54
10.001% to 10.500%                      66               4,865,804              0.6
10.501% to 11.000%                     164              10,229,605             1.26
11.001% to 11.500%                     518              29,248,375             3.61
11.501% to 12.000%                      65               2,991,539             0.37
12.001% to 12.500%                      53               2,053,045             0.25
12.501% to 13.000%                      71               2,570,659             0.32
13.001% to 13.500%                      60               2,547,654             0.31
13.501% to 14.000%                       4                 171,192             0.02
TOTAL:                               4,973            $810,247,431          100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.836% per annum.


3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS              NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
TO STATED MATURITY          MORTGAGE LOANS     BALANCE OUTSTANDING    MORTGAGE POOL
------------------          --------------     -------------------    -------------
109 to 120                               1            $    118,000            0.01%
169 to 180                           1,270              74,041,546             9.14
181 to 192                              13                 670,340             0.08
229 to 240                               5                 816,146              0.1
337 to 348                               3                 417,921             0.05
349 to 360                           3,681             734,183,478            90.61
TOTAL:                               4,973            $810,247,431          100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 120 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE LOAN      NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRINCIPAL BALANCES                 MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------------                 --------------    -------------------    -------------
$50,000 or less                               737           $ 25,693,312            3.17%
$50,001 to $100,000                         1,160             85,821,406            10.59
$100,001 to $150,000                          859            108,254,427            13.36
$150,001 to $200,000                          669            116,923,966            14.43
$200,001 to $250,000                          557            125,176,500            15.45
$250,001 to $300,000                          361             98,735,855            12.19
$300,001 to $350,000                          234             75,611,703             9.33
$350,001 to $400,000                          181             67,990,522             8.39
$400,001 to $450,000                           76             32,430,158                4
$450,001 to $500,000                           77             36,659,436             4.52
$500,001 to $550,000                           20             10,683,724             1.32
$550,001 to $600,000                           22             12,694,669             1.57
$600,001 to $650,000                           10              6,258,397             0.77
$650,001 to $700,000                            5              3,381,592             0.42
$700,001 to $750,000                            2              1,499,179             0.19
$750,001 to $800,000                            2              1,552,586             0.19
$850,001 to $900,000                            1                880,000             0.11
TOTAL:                                      4,973           $810,247,431          100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,900 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $162,929


5. PRODUCT TYPES

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPES             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------             --------------    -------------------    -------------
2/28                              2,556            $515,447,693           63.62%
3/27                                220              46,542,230             5.74
5/25                                373              77,331,140             9.54
FRM 15 Yr                            81              10,167,725             1.25
FRM 20 Yr                             6                 934,146             0.12
FRM 30 Yr                           536              95,344,858            11.77
FRM Balloon 15/30                 1,201              64,479,640             7.96
TOTAL:                            4,973            $810,247,431          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS             NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OF MORTGAGED PROPERTIES       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------       --------------    -------------------    -------------
Arizona                                  221           $ 26,662,656            3.29%
Arkansas                                   9                861,347             0.11
California                             2,622            493,117,113            60.86
Colorado                                  72             11,120,133             1.37
Connecticut                               27              5,239,301             0.65
Delaware                                   9              1,636,141              0.2
Florida                                  175             22,575,938             2.79
Georgia                                    7              2,491,319             0.31
Idaho                                      4                415,797             0.05
Illinois                                  84             13,267,300             1.64
Indiana                                   25              2,212,197             0.27
Iowa                                       8                607,239             0.07
Kansas                                    17              1,593,899              0.2
Kentucky                                   5                356,747             0.04
Louisiana                                 72              7,621,341             0.94
Maine                                      5                382,320             0.05
Maryland                                 103             17,091,988             2.11
Massachusetts                             45              8,578,316             1.06
Michigan                                 124             13,107,941             1.62
Minnesota                                 50              6,009,042             0.74
Mississippi                               35              3,037,350             0.37
Missouri                                  28              3,257,032              0.4
Montana                                   17              2,497,718             0.31
Nebraska                                   2                200,065             0.02
Nevada                                    52              7,118,636             0.88
New Hampshire                              9                988,191             0.12
New Jersey                                85             13,102,630             1.62
New Mexico                                 5                923,671             0.11
New York                                 217             44,159,712             5.45
North Carolina                            44              5,325,342             0.66
Ohio                                      41              5,446,199             0.67
Oklahoma                                  21              1,566,471             0.19
Oregon                                    24              3,620,829             0.45
Pennsylvania                             171             18,959,186             2.34
Rhode Island                               6                864,596             0.11
South Carolina                            28              3,814,252             0.47
South Dakota                               1                 85,922             0.01
Tennessee                                 79              7,781,876             0.96
Texas                                    184             22,456,660             2.77
Utah                                      60              6,109,827             0.75


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS             NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OF MORTGAGED PROPERTIES       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------       --------------    -------------------    -------------
Vermont                                    3                323,456             0.04
Virginia                                 119             16,804,506             2.07
Washington                                28              3,704,549             0.46
West Virginia                              3                388,440             0.05
Wisconsin                                 24              2,283,174             0.28
Wyoming                                    3                479,065             0.06
TOTAL:                                 4,973           $810,247,431          100.00%

(1) No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                             NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL
--------------------------------------     --------------   -------------------   -------------
50.00% or less                                         75          $ 10,347,320           1.28%
50.01% to 55.00%                                       23             3,389,880            0.42
55.01% to 60.00%                                       45             7,218,850            0.89
60.01% to 65.00%                                       84            15,220,243            1.88
65.01% to 70.00%                                      174            34,983,261            4.32
70.01% to 75.00%                                      230            47,106,877            5.81
75.01% to 80.00%                                    1,667           350,883,636           43.31
80.01% to 85.00%                                      393            68,537,604            8.46
85.01% to 90.00%                                      628           117,797,446           14.54
90.01% to 95.00%                                      462            76,035,643            9.38
95.01% to 100.00%                                   1,192            78,726,672            9.72
TOTAL:                                              4,973          $810,247,431         100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.05%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.99%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.51%.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

8. LOAN PURPOSE

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE                MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------                --------------    -------------------    -------------
Purchase                             2,593           $391,656,592           48.34%
Refinance - Cashout                  1,999            354,675,154            43.77
Refinance - Rate Term                  381             63,915,685             7.89
TOTAL:                               4,973           $810,247,431          100.00%


9. PROPERTY TYPE

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE               MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------               --------------    -------------------    -------------
Single Family Detached               3,680           $598,105,186           73.82%
Condo                                  525             70,676,799             8.72
2 Family                               149             24,855,524             3.07
3 Family                                29              7,484,175             0.92
4 Family                                26              5,725,324             0.71
PUD                                    106             14,076,091             1.74
Deminimus PUD                          453             88,942,076            10.98
Manufactured Housing                     5                382,257             0.05
TOTAL:                               4,973           $810,247,431          100.00%


10. DOCUMENTATION

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION               MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------               --------------    -------------------    -------------
Full                                 2,538           $405,598,426           50.06%
Stated                               1,651            261,797,828            32.31
Limited                                240             48,694,153             6.01
Lite                                   212             36,163,090             4.46
Alternative                            168             33,971,910             4.19
Streamlined                            164             24,022,023             2.96
TOTAL:                               4,973           $810,247,431          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

11. OCCUPANCY

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY                   MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
---------                   --------------    -------------------    -------------
Primary                              4,687           $765,192,881           94.44%
Investment                             221             33,945,818             4.19
Second Home                             65             11,108,732             1.37
TOTAL:                               4,973           $810,247,431          100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


12. MORTGAGE LOAN AGE (MONTHS)

                                NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------------    --------------    -------------------    -------------
0                                      3,811           $615,196,488           75.93%
1                                      1,057            177,196,412            21.87
2                                         66             12,126,781              1.5
3                                         14              2,241,907             0.28
4                                         21              2,613,322             0.32
5                                          1                454,599             0.06
12                                         1                 81,068             0.01
13                                         2                336,854             0.04
TOTAL:                                 4,973           $810,247,431          100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 0 months.


13. PREPAYMENT PENALTY TERM

                                NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTY TERM       MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------       --------------    -------------------    -------------
None                                     813           $116,824,533           14.42%
12 Months                                228             52,266,675             6.45
24 Months                              2,556            445,682,633            55.01
36 Months                              1,234            175,063,572            21.61
60 Months                                142             20,410,018             2.52
TOTAL:                                 4,973           $810,247,431          100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

14. RANGE OF CREDIT SCORES

                                NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES        MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
----------------------        --------------    -------------------    -------------
<= 0                                       2               $204,000            0.03%
451 to 500                                 7              1,240,975             0.15
501 to 550                               415             61,332,788             7.57
551 to 600                               771            130,237,589            16.07
601 to 650                             1,658            269,656,839            33.28
651 to 700                             1,423            226,839,654               28
701 to 750                               542             91,634,629            11.31
751 to 800                               152             28,353,923              3.5
801 to 850                                 3                747,035             0.09
TOTAL:                                 4,973           $810,247,431          100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.


15. CREDIT GRADE

                                NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE                  MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------------    --------------    -------------------    -------------
AA                                     2,287           $381,216,777           47.05%
A                                      1,355            211,401,756            26.09
B                                        468             71,217,399             8.79
C                                         47              7,183,443             0.89
A-                                       446             75,115,010             9.27
B+                                       370             64,113,046             7.91
TOTAL:                                 4,973           $810,247,431          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

16. RANGE OF MAXIMUM MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------------------------    --------------    -------------------    -------------
13.000% or less                               415           $105,038,777           16.39%
13.001% to 13.500%                            537            125,746,230            19.62
13.501% to 14.000%                            545            118,119,344            18.43
14.001% to 14.500%                            645            125,644,234            19.61
14.501% to 15.000%                            370             68,072,351            10.62
15.001% to 15.500%                            368             63,547,952             9.92
15.501% to 16.000%                            147             20,492,254              3.2
16.001% to 16.500%                             89             10,156,771             1.59
16.501% to 17.000%                             25              2,420,806             0.38
17.001% to 17.500%                              9              1,171,648             0.18
17.501% to 18.000%                              4                270,150             0.04
18.501% to 19.000%                              1                119,914             0.02
TOTAL:                                      3,155           $640,800,431          100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.051% per annum.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

17. NEXT ADJUSTMENT DATE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------      --------------    -------------------    -------------
4/1/2003                               1               $317,771            0.05%
6/1/2003                               2                438,400             0.07
7/1/2003                               4                915,200             0.14
12/1/2003                              1                114,550             0.02
7/1/2004                               1                454,599             0.07
8/1/2004                               1                107,032             0.02
9/1/2004                               5              1,027,996             0.16
10/1/2004                             11              2,486,875             0.39
11/1/2004                            266             53,372,960             8.33
12/1/2004                          1,192            240,457,651            37.52
1/1/2005                           1,061            214,229,591            33.43
2/1/2005                              18              3,286,072             0.51
8/1/2005                               1                 64,521             0.01
9/1/2005                               1                 77,772             0.01
11/1/2005                             19              4,194,508             0.65
12/1/2005                            117             24,941,138             3.89
1/1/2006                              80             16,520,209             2.58
11/1/2007                             38              9,976,314             1.56
12/1/2007                            200             39,208,988             6.12
1/1/2008                             134             28,408,384             4.43
2/1/2008                               2                199,900             0.03
TOTAL:                             3,155           $640,800,431          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

                              MERRILL LYNCH & CO.
                            WMC MORTGAGE CORPORATION
                             PRELIMINARY COLLATERAL
                                CONFORMING LOANS
                                 4,351 RECORDS
                              BALANCE: 589,797,238

--------------------------------------------------------------------------------

SELECTION CRITERIA: CONFORMING LOANS

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                   : 4,351
Aggregate outstanding principal balance:                           : $589,797,238
Number of loans with prepayment penalties at origination:          : 3,618
Weighted average prepayment penalty term at origination for loans: :
with prepayment penalties (in months):                             : 26

                                                                   : Average or
                                                                   : Weighted Average     : Range
Outstanding principal balance(1):                                  : $135,554             : $13,900.00 to $480,000.00
Original principal balance(1):                                     : $135,617             : $13,900.00 to $480,000.00
Current mortgage rates(2):                                         : 8.040%               : 5.250% to 13.990%
Original loan-to-value ratio(2):                                   : 83.80%               : 17.00% to 100.00%
Stated remaining term to maturity (in months)(2):                  : 338                  : 120 months to 360 months
Credit Score(2):                                                   : 635                  : 500 to 804
Maximum mortgage rates(2)(3):                                      : 14.166%              : 8.170% to 18.990%
Minimum mortgage rates(2)(3):                                      : 7.673%               : 5.250% to 14.670%
Gross Margin(2)(3):                                                : 6.198%               : 2.500% to 9.500%
Initial Rate Cap(2)(3):                                            : 1.785%               : 1.000% to 3.000%
Periodic Rate Cap(2)(3):                                           : 1.005%               : 1.000% to 6.500%
Months to Roll(2)(3):                                              : 29                   : 3 to 60

----------
(1) Indicates average.
(2) Indicates weighted average.
(3) Adjustable Rate Mortgage Loans only.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

2. RANGE OF MORTGAGE RATES

                             NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------    --------------    -------------------    -------------
6.500% or less                        335            $63,394,053           10.75%
6.501% to 7.000%                      517             98,253,249            16.66
7.001% to 7.500%                      553             99,867,633            16.93
7.501% to 8.000%                      657            110,541,944            18.74
8.001% to 8.500%                      392             59,535,847            10.09
8.501% to 9.000%                      473             62,371,771            10.58
9.001% to 9.500%                      199             22,367,441             3.79
9.501% to 10.000%                     234             19,866,947             3.37
10.001% to 10.500%                     64              4,738,722              0.8
10.501% to 11.000%                    159              9,617,953             1.63
11.001% to 11.500%                    515             28,907,589              4.9
11.501% to 12.000%                     65              2,991,539             0.51
12.001% to 12.500%                     53              2,053,045             0.35
12.501% to 13.000%                     71              2,570,659             0.44
13.001% to 13.500%                     60              2,547,654             0.43
13.501% to 14.000%                      4                171,192             0.03
TOTAL:                              4,351           $589,797,238          100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.040% per annum.


3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
TO STATED MATURITY        MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------------        --------------    -------------------    -------------
109 to 120                             1               $118,000            0.02%
169 to 180                         1,244             69,905,912            11.85
181 to 192                            13                670,340             0.11
229 to 240                             5                816,146             0.14
337 to 348                             3                417,921             0.07
349 to 360                         3,085            517,868,919             87.8
TOTAL:                             4,351           $589,797,238          100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 120 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE LOAN       NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRINCIPAL BALANCES                  MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------------                  --------------    -------------------    -------------
$50,000 or less                                724            $25,124,192            4.26%
$50,001 to $100,000                          1,111             82,136,420            13.93
$100,001 to $150,000                           827            104,250,454            17.68
$150,001 to $200,000                           648            113,366,920            19.22
$200,001 to $250,000                           547            122,932,108            20.84
$250,001 to $300,000                           354             96,856,696            16.42
$300,001 to $350,000                           126             39,496,678              6.7
$350,001 to $400,000                            10              3,790,743             0.64
$400,001 to $450,000                             1                419,527             0.07
$450,001 to $500,000                             3              1,423,500             0.24
TOTAL:                                       4,351           $589,797,238          100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,900 to approximately $480,000 and the average outstanding principal balance of the Mortgage Loans was approximately $135,554


5. PRODUCT TYPES

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPES             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------             --------------    -------------------    -------------
2/28                               2,222           $376,507,297           63.84%
3/27                                 187             32,936,811             5.58
5/25                                 312             52,039,952             8.82
FRM 15 Yr                             62              7,051,755              1.2
FRM 20 Yr                              6                934,146             0.16
FRM 30 Yr                            368             56,867,303             9.64
FRM Balloon 15/30                  1,194             63,459,975            10.76
TOTAL:                             4,351           $589,797,238          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OF MORTGAGED PROPERTIES      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------      --------------    -------------------    -------------
Arizona                                 208            $22,773,756            3.86%
Arkansas                                  9                861,347             0.15
California                            2,219            336,301,319            57.02
Colorado                                 68              9,550,772             1.62
Connecticut                              24              3,810,801             0.65
Delaware                                  8              1,236,141             0.21
Florida                                 156             16,760,276             2.84
Idaho                                     4                415,797             0.07
Illinois                                 76             11,145,376             1.89
Indiana                                  24              2,080,677             0.35
Iowa                                      7                507,239             0.09
Kansas                                   16              1,519,703             0.26
Kentucky                                  4                241,997             0.04
Louisiana                                65              7,083,321              1.2
Maine                                     5                382,320             0.06
Maryland                                 88             12,135,049             2.06
Massachusetts                            41              6,924,497             1.17
Michigan                                118             11,423,116             1.94
Minnesota                                46              5,264,790             0.89
Mississippi                              27              2,289,289             0.39
Missouri                                 24              2,293,480             0.39
Montana                                  15              2,008,562             0.34
Nebraska                                  1                125,065             0.02
Nevada                                   49              5,784,088             0.98
New Hampshire                             9                988,191             0.17
New Jersey                               75              9,728,335             1.65
New Mexico                                3                443,700             0.08
New York                                193             33,193,384             5.63
North Carolina                           43              4,765,742             0.81
Ohio                                     31              3,275,552             0.56
Oklahoma                                 16              1,168,462              0.2
Oregon                                   21              2,730,732             0.46
Pennsylvania                            163             17,406,650             2.95
Rhode Island                              6                864,596             0.15
South Carolina                           23              2,274,602             0.39
South Dakota                              1                 85,922             0.01
Tennessee                                75              7,198,035             1.22
Texas                                   164             16,674,241             2.83
Utah                                     57              5,337,227              0.9
Vermont                                   3                323,456             0.05


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

Virginia                            109                 13,897,144          2.36
Washington                           27                  3,371,809          0.57
West Virginia                         3                    388,440          0.07
Wisconsin                            24                  2,283,174          0.39
Wyoming                               3                    479,065          0.08
TOTAL:                            4,351               $589,797,238       100.00%

(1) No more than approximately 0.73% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------------------------    --------------    -------------------    -------------
50.00% or less                                        65             $7,976,249            1.35%
50.01% to 55.00%                                      19              2,165,736             0.37
55.01% to 60.00%                                      36              4,641,684             0.79
60.01% to 65.00%                                      70             10,758,337             1.82
65.01% to 70.00%                                     137             21,699,628             3.68
70.01% to 75.00%                                     181             27,217,673             4.61
75.01% to 80.00%                                   1,395            249,212,100            42.25
80.01% to 85.00%                                     346             53,195,256             9.02
85.01% to 90.00%                                     523             82,378,703            13.97
90.01% to 95.00%                                     403             56,404,545             9.56
95.01% to 100.00%                                  1,176             74,147,327            12.57
TOTAL:                                             4,351           $589,797,238          100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.80%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.82% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.45%.


8. LOAN PURPOSE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE              MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------              --------------    -------------------    -------------
Purchase                           2,322           $286,505,564           48.58%
Refinance - Cashout                1,695            256,058,372            43.41
Refinance - Rate Term                334             47,233,302             8.01
TOTAL:                             4,351           $589,797,238          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

9. PROPERTY TYPE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------            --------------    -------------------    -------------
Single Family Detached             3,207           $435,317,020           73.81%
Condo                                487             57,852,540             9.81
2 Family                             143             23,159,575             3.93
3 Family                              26              5,973,423             1.01
4 Family                              25              5,625,324             0.95
PUD                                   97             11,095,724             1.88
Deminimus PUD                        361             50,391,374             8.54
Manufactured Housing                   5                382,257             0.06
TOTAL:                             4,351           $589,797,238          100.00%


10. DOCUMENTATION

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------             --------------    -------------------    -------------
Full                               2,231           $302,967,832           51.37%
Stated                             1,467            195,635,058            33.17
Limited                              194             28,903,416              4.9
Lite                                 179             24,625,593             4.18
Alternative                          133             20,686,273             3.51
Streamlined                          147             16,979,065             2.88
TOTAL:                             4,351           $589,797,238          100.00%


11. OCCUPANCY

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY                 MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
---------                 --------------    -------------------    -------------
Primary                            4,109           $557,649,550           94.55%
Investment                           190             25,362,506              4.3
Second Home                           52              6,785,182             1.15
TOTAL:                             4,351           $589,797,238          100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

12. MORTGAGE LOAN AGE (MONTHS)

                                NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------------    --------------    -------------------    -------------
0                                      3,370           $456,980,824           77.48%
1                                        892            121,323,027            20.57
2                                         53              6,664,412             1.13
3                                         14              2,241,907             0.38
4                                         19              2,169,147             0.37
12                                         1                 81,068             0.01
13                                         2                336,854             0.06
TOTAL:                                 4,351           $589,797,238          100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 0 months.


13. PREPAYMENT PENALTY TERM

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTY TERM   MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------   --------------    -------------------    -------------
None                                 733            $83,183,520           14.10%
12 Months                            183             32,166,111             5.45
24 Months                          2,309            344,128,968            58.35
36 Months                          1,125            130,265,676            22.09
60 Months                              1                 52,962             0.01
TOTAL:                             4,351           $589,797,238          100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

14. RANGE OF CREDIT SCORES

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
----------------------    --------------    -------------------    -------------
<= 0                                   2               $204,000            0.03%
451 to 500                             7              1,240,975             0.21
501 to 550                           379             53,015,228             8.99
551 to 600                           688            103,847,244            17.61
601 to 650                         1,450            194,956,854            33.05
651 to 700                         1,244            158,443,973            26.86
701 to 750                           455             59,607,487            10.11
751 to 800                           124             18,119,077             3.07
801 to 850                             2                362,400             0.06
TOTAL:                             4,351           $589,797,238          100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 635.


15. CREDIT GRADE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE              MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------              --------------    -------------------    -------------
AA                                 1,973           $259,791,778           44.05%
A                                  1,179            152,254,344            25.81
B                                    426             61,381,843            10.41
C                                     45              6,999,843             1.19
A-                                   398             59,061,469            10.01
B+                                   330             50,307,961             8.53
TOTAL:                             4,351           $589,797,238          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

16. RANGE OF MAXIMUM MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------------------------    --------------    -------------------    -------------
13.000% or less                               308            $58,354,386           12.60%
13.001% to 13.500%                            440             85,197,045             18.4
13.501% to 14.000%                            470             87,111,142            18.82
14.001% to 14.500%                            578             98,467,127            21.27
14.501% to 15.000%                            327             51,355,101            11.09
15.001% to 15.500%                            338             51,550,187            11.13
15.501% to 16.000%                            140             17,576,934              3.8
16.001% to 16.500%                             88              9,756,771             2.11
16.501% to 17.000%                             25              2,420,806             0.52
17.001% to 17.500%                              8                783,866             0.17
17.501% to 18.000%                              4                270,150             0.06
18.501% to 19.000%                              1                119,914             0.03
TOTAL:                                      2,727           $462,963,428          100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.166% per annum.



--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

17. NEXT ADJUSTMENT DATE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------      --------------    -------------------    -------------
4/1/2003                               1               $317,771            0.07%
6/1/2003                               2                438,400             0.09
7/1/2003                               4                915,200              0.2
12/1/2003                              1                114,550             0.02
8/1/2004                               1                107,032             0.02
9/1/2004                               4                698,648             0.15
10/1/2004                              9              1,321,797             0.29
11/1/2004                            234             39,218,740             8.47
12/1/2004                          1,029            173,601,513             37.5
1/1/2005                             927            158,828,443             34.31
2/1/2005                              16              2,424,572             0.52
8/1/2005                               1                 64,521             0.01
9/1/2005                               1                 77,772             0.02
11/1/2005                             17              3,162,358             0.68
12/1/2005                             97             16,896,817             3.65
1/1/2006                              70             12,419,343             2.68
11/1/2007                             23              3,738,225             0.81
12/1/2007                            176             29,368,900             6.34
1/1/2008                             112             19,048,926             4.11
2/1/2008                               2                199,900             0.04
TOTAL:                             2,727           $462,963,428          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

                              MERRILL LYNCH & CO.
                            WMC MORTGAGE CORPORATION
                             PRELIMINARY COLLATERAL
                              NONCONFORMING LOANS
                                  622 RECORDS
                              BALANCE: 220,450,193

--------------------------------------------------------------------------------

SELECTION CRITERIA: NONCONFORMING LOANS

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                   : 622
Aggregate outstanding principal balance:                           : $220,450,193
Number of loans with prepayment penalties at origination:          : 542
Weighted average prepayment penalty term at origination for loans: :
with prepayment penalties (in months):                             : 30

                                                                   : Average or
                                                                   : Weighted Average     : Range
Outstanding principal balance(1):                                  : $354,422             : $39,975.76 to $880,000.00
Original principal balance(1):                                     : $354,541             : $40,000.00 to $880,000.00
Current mortgage rates(2):                                         : 7.290%               : 5.000% to 11.500%
Original loan-to-value ratio(2):                                   : 81.06%               : 21.00% to 100.00%
Stated remaining term to maturity (in months)(2):                  : 356                  : 178 months to 360 months
Credit Score(2):                                                   : 652                  : 501 to 812
Maximum mortgage rates(2)(3):                                      : 13.752%              : 11.500% to 17.500%
Minimum mortgage rates(2)(3):                                      : 7.244%               : 3.500% to 11.000%
Gross Margin(2)(3):                                                : 5.882%               : 3.500% to 8.125%
Initial Rate Cap(2)(3):                                            : 1.861%               : 1.000% to 5.000%
Periodic Rate Cap(2)(3):                                           : 1.000%               : 1.000% to 1.000%
Months to Roll(2)(3):                                              : 30                   : 19 to 60

----------
(1) Indicates average.
(2) Indicates weighted average.
(3) Adjustable Rate Mortgage Loans only.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

2. RANGE OF MORTGAGE RATES

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------   --------------    -------------------    -------------
6.500% or less                       129            $54,130,487           24.55%
6.501% to 7.000%                     138             51,414,343            23.32
7.001% to 7.500%                     110             41,256,862            18.71
7.501% to 8.000%                     100             33,827,948            15.34
8.001% to 8.500%                      60             18,763,833             8.51
8.501% to 9.000%                      54             15,255,784             6.92
9.001% to 9.500%                      19              4,018,552             1.82
9.501% to 10.000%                      2                702,862             0.32
10.001% to 10.500%                     2                127,083             0.06
10.501% to 11.000%                     5                611,653             0.28
11.001% to 11.500%                     3                340,786             0.15
TOTAL:                               622           $220,450,193          100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.290% per annum.


3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
TO STATED MATURITY        MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------------        --------------    -------------------    -------------
169 to 180                            26             $4,135,635            1.88%
349 to 360                           596            216,314,558            98.12
TOTAL:                               622           $220,450,193          100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE LOAN      NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRINCIPAL BALANCES                 MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------------                 --------------    -------------------    -------------
$50,000 or less                                13               $569,120            0.26%
$50,001 to $100,000                            49              3,684,986             1.67
$100,001 to $150,000                           32              4,003,972             1.82
$150,001 to $200,000                           21              3,557,046             1.61
$200,001 to $250,000                           10              2,244,393             1.02
$250,001 to $300,000                            7              1,879,159             0.85
$300,001 to $350,000                          108             36,115,025            16.38
$350,001 to $400,000                          171             64,199,779            29.12
$400,001 to $450,000                           75             32,010,630            14.52
$450,001 to $500,000                           74             35,235,936            15.98
$500,001 to $550,000                           20             10,683,724             4.85
$550,001 to $600,000                           22             12,694,669             5.76
$600,001 to $650,000                           10              6,258,397             2.84
$650,001 to $700,000                            5              3,381,592             1.53
$700,001 to $750,000                            2              1,499,179             0.68
$750,001 to $800,000                            2              1,552,586              0.7
$850,001 to $900,000                            1                880,000              0.4
TOTAL:                                        622           $220,450,193          100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $39,976 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $354,422.


5. PRODUCT TYPES

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPES             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------             --------------    -------------------    -------------
2/28                                 334           $138,940,396           63.03%
3/27                                  33             13,605,419             6.17
5/5                                   61             25,291,188            11.47
FRM 15 Yr                             19              3,115,969             1.41
FRM 30 Yr                            168             38,477,555            17.45
FRM Balloon 15/30                      7              1,019,665             0.46
TOTAL:                               622           $220,450,193          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS         NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OF MORTGAGED PROPERTIES   MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------   --------------    -------------------    -------------
Arizona                               13             $3,888,900            1.76%
California                           403            156,815,795            71.13
Colorado                               4              1,569,361             0.71
Connecticut                            3              1,428,500             0.65
Delaware                               1                400,000             0.18
Florida                               19              5,815,662             2.64
Georgia                                7              2,491,319             1.13
Illinois                               8              2,121,924             0.96
Indiana                                1                131,520             0.06
Iowa                                   1                100,000             0.05
Kansas                                 1                 74,196             0.03
Kentucky                               1                114,750             0.05
Louisiana                              7                538,020             0.24
Maryland                              15              4,956,939             2.25
Massachusetts                          4              1,653,820             0.75
Michigan                               6              1,684,825             0.76
Minnesota                              4                744,252             0.34
Mississippi                            8                748,061             0.34
Missouri                               4                963,552             0.44
Montana                                2                489,156             0.22
Nebraska                               1                 75,000             0.03
Nevada                                 3              1,334,548             0.61
New Jersey                            10              3,374,295             1.53
New Mexico                             2                479,971             0.22
New York                              24             10,966,328             4.97
North Carolina                         1                559,600             0.25
Ohio                                  10              2,170,646             0.98
Oklahoma                               5                398,010             0.18
Oregon                                 3                890,097              0.4
Pennsylvania                           8              1,552,536              0.7
South Carolina                         5              1,539,649              0.7
Tennessee                              4                583,840             0.26
Texas                                 20              5,782,419             2.62
Utah                                   3                772,600             0.35
Virginia                              10              2,907,362             1.32
Washington                             1                332,740             0.15
TOTAL:                               622           $220,450,193          100.00%

(1) No more than approximately 1.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------------------------    --------------    -------------------    -------------
50.00% or less                                        10             $2,371,070            1.08%
50.01% to 55.00%                                       4              1,224,144             0.56
55.01% to 60.00%                                       9              2,577,166             1.17
60.01% to 65.00%                                      14              4,461,906             2.02
65.01% to 70.00%                                      37             13,283,633             6.03
70.01% to 75.00%                                      49             19,889,204             9.02
75.01% to 80.00%                                     272            101,671,536            46.12
80.01% to 85.00%                                      47             15,342,348             6.96
85.01% to 90.00%                                     105             35,418,743            16.07
90.01% to 95.00%                                      59             19,631,098             8.91
95.01% to 100.00%                                     16              4,579,345             2.08
TOTAL:                                               622           $220,450,193          100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 21.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 81.06%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.46% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.11%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 23.51%.


8. LOAN PURPOSE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE              MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------              --------------    -------------------    -------------
Purchase                             271           $105,151,028           47.70%
Refinance - Cashout                  304             98,616,782            44.73
Refinance - Rate Term                 47             16,682,383             7.57
TOTAL:                               622           $220,450,193          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

9. PROPERTY TYPE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------             --------------    -------------------    -------------
Single Family Detached               473           $162,788,166           73.84%
Condo                                 38             12,824,259             5.82
2 Family                               6              1,695,949             0.77
3 Family                               3              1,510,752             0.69
4 Family                               1                100,000             0.05
PUD                                    9              2,980,366             1.35
Deminimus PUD                         92             38,550,702            17.49
TOTAL:                               622           $220,450,193          100.00%


10. DOCUMENTATION

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION             MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------             --------------    -------------------    -------------
Full                                 307           $102,630,594           46.56%
Stated                               184             66,162,770            30.01
Limited                               46             19,790,736             8.98
Alternative                           35             13,285,637             6.03
Lite                                  33             11,537,497             5.23
Streamlined                           17              7,042,959             3.19
TOTAL:                               622           $220,450,193          100.00%


11. OCCUPANCY

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY                 MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
---------                 --------------    -------------------    -------------
Primary                              578           $207,543,331           94.15%
Investment                            31              8,583,312             3.89
Second Home                           13              4,323,550             1.96
TOTAL:                               622           $220,450,193          100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

12. MORTGAGE LOAN AGE (MONTHS)

                               NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)   MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------------   --------------    -------------------    -------------
0                                       441           $158,215,664           71.77%
1                                       165             55,873,385            25.35
2                                        13              5,462,369             2.48
4                                         2                444,174              0.2
5                                         1                454,599             0.21
TOTAL:                                  622           $220,450,193          100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 0 months.


13. PREPAYMENT PENALTY TERM

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTY TERM   MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-----------------------   --------------    -------------------    -------------
None                                  80            $33,641,013           15.26%
12 Months                             45             20,100,564             9.12
24 Months                            247            101,553,665            46.07
36 Months                            109             44,797,895            20.32
60 Months                            141             20,357,056             9.23
TOTAL:                               622           $220,450,193          100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.


14. RANGE OF CREDIT SCORES

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
----------------------    --------------    -------------------    -------------
501 to 550                            36             $8,317,559            3.77%
551 to 600                            83             26,390,344            11.97
601 to 650                           208             74,699,985            33.89
651 to 700                           179             68,395,681            31.03
701 to 750                            87             32,027,142            14.53
751 to 800                            28             10,234,846             4.64
801 to 850                             1                384,635             0.17
TOTAL:                               622           $220,450,193          100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

15. CREDIT GRADE

                            NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE              MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
------------              --------------    -------------------    -------------
AA                                   314           $121,424,999           55.08%
A                                    176             59,147,412            26.83
B                                     42              9,835,556             4.46
C                                      2                183,600             0.08
A-                                    48             16,053,541             7.28
B+                                    40             13,805,085             6.26
TOTAL:                               622           $220,450,193          100.00%


16. RANGE OF MAXIMUM MORTGAGE RATES

                                     NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES    MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
-------------------------------    --------------    -------------------    -------------
13.000% or less                               107            $46,684,391           26.25%
13.001% to 13.500%                             97             40,549,185             22.8
13.501% to 14.000%                             75             31,008,202            17.44
14.001% to 14.500%                             67             27,177,108            15.28
14.501% to 15.000%                             43             16,717,251              9.4
15.001% to 15.500%                             30             11,997,765             6.75
15.501% to 16.000%                              7              2,915,320             1.64
16.001% to 16.500%                              1                400,000             0.22
17.001% to 17.500%                              1                387,782             0.22
TOTAL:                                        428           $177,837,003          100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.752% per annum.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

17. NEXT ADJUSTMENT DATE

                            NUMBER OF       AGGREGATE PRINCIPAL       PERCENT OF
NEXT ADJUSTMENT DATE      MORTGAGE LOANS    BALANCE OUTSTANDING    MORTGAGE POOL
--------------------      --------------    -------------------    -------------
7/1/2004                               1               $454,599            0.26%
9/1/2004                               1                329,348             0.19
10/1/2004                              2              1,165,077             0.66
11/1/2004                             32             14,154,220             7.96
12/1/2004                            163             66,856,138            37.59
1/1/2005                             134             55,401,148            31.15
2/1/2005                               2                861,500             0.48
11/1/2005                              2              1,032,151             0.58
12/1/2005                             20              8,044,321             4.52
1/1/2006                              10              4,100,866             2.31
11/1/2007                             15              6,238,089             3.51
12/1/2007                             24              9,840,088             5.53
1/1/2008                              22              9,359,458             5.26
TOTAL:                               428           $177,837,003          100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
--------------------------------------------------------------------------------

                             FOR ADDITIONAL INFORMATION PLEASE CALL:

TRADING

Scott Soltas                 (212) 449-3659
Terrence Mack                (212) 449-3659
Tracey Keegan                (212) 449-3659

ASSET BACKED FINANCE GROUP

Matt Whalen                  (212) 449-0752
Paul Park                    (212) 449-6380
Alan Chan                    (212) 449-8140
Alice Chang                  (212) 449-1701
Amanda de Zutter             (212) 449-0425

RESEARCH

Glenn Costello               (212) 449-4457
Joshua Anderson              (212) 449-9622


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.